UNITED STATES

SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2015

ONEIDA FINANCIAL CORP.

(Exact Name of Registrant as Specified in its charter)

Maryland	001-34813	80-0632920
(State or Other Jurisdiction)	(Commission	(I.R.S. Employer
of Incorporation)	File No.)	Identification No.)

182 Main Street, Oneida, New York 13421-1676
(Address of Principal Executive Offices)

(315) 363-2000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On February 24, 2015, Oneida Financial Corp. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and between the Company and Community Bank System, Inc. (“CBSI”). Pursuant to the Merger Agreement, the Company will merge with and into CBSI, with CBSI as the surviving entity. The Merger Agreement also contemplates that The Oneida Savings Bank, the wholly owned subsidiary of the Company (the “Bank”), and The State Bank of Chittenango, a wholly owned subsidiary of the Bank, will merge with and into Community Bank, N.A., the wholly owned subsidiary of CBSI (“Community Bank”), with Community Bank as the surviving entity.

Under the terms of the Merger Agreement, 60% of the Company’s common stock will be converted into CBSI common stock and remaining 40% will be exchanged for cash. The Company’s stockholders will have the option to elect to receive in exchange for each share of Company common stock, either (i) 0.5635 shares of the Company’s common stock, (ii) $20.00 in cash for each Company common share, or (iii) a combination CBSI common stock and cash (60% stock, 40% cash), subject to proration to ensure that, in the aggregate, 60% of the Company’s common stock is converted into CBSI common stock and 40% is converted into the right to receive cash.

The transaction has been unanimously approved by the Boards of Directors of the Company and CBSI. Completion of the transaction is subject to customary closing conditions, including the receipt of required regulatory approvals, the registration of the offering and sale of the CBSI common stock to the Company stockholders under the Securities Act of 1933, the listing of such stock for trading on the New York Stock Exchange and the approval of the Company’s stockholders.

The Merger Agreement includes customary representations, warranties and covenants of the Company and CBSI made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract by and among the Company and CBSI and are not intended to provide factual, business or financial information about the Company or CBSI. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to stockholders or different from what a stockholder might view as material, may have been used for purposes of allocating risk between the Company and CBSI rather than establishing matters as facts, may have been qualified by certain disclosures not reflected in the Merger Agreement that were made to the other party in connection with the negotiation of the Merger Agreement and generally were solely for the benefit of the parties to that agreement. The Company has agreed to operate its business in the ordinary course consistent with past practice until the closing of the transaction and not to engage in certain kinds of transactions during such period without the prior written consent of CBSI.

The Company has also agreed not to (i) solicit proposals relating to alternative business combination transactions or (ii) subject to certain exceptions, enter into discussions or an agreement concerning, or to provide confidential information in connection with, any proposals for alternative business combination transactions.

Pursuant to the Merger Agreement, Michael R. Kallet and Eric E. Stickels will be appointed to the Boards of Directors of CBSI and Community Bank.

The Merger Agreement provides certain termination rights for both the Company and CBSI and further provides that a termination fee of $4.93 million will be payable by the Company to CBSI upon termination of the Merger Agreement under certain circumstances.

The foregoing description of the Merger Agreement is included to provide information regarding its terms and does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated into this report by reference into this Item 1.01.

On February 24, 2015, the Company issued a press release announcing the execution of the Merger Agreement, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

At the same time that the Company entered into the Merger Agreement, members of Company’s Board of Directors and executive officers of the Company entered into voting agreements with CBSI (collectively, the “Voting Agreements”) pursuant to which such individuals have agreed, among other things, to vote their shares of common stock of the Company in favor of the approval of the Merger Agreement at a meeting of the Company’s stockholders to be held for the purpose of approving the Merger Agreement. The foregoing summary of the terms of the Voting Agreement is qualified in its entirety by reference to the form of Voting Agreement, which is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

Important Additional Information and Where to Find It

In connection with the proposed merger, CBSI will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of Oneida Financial Corp., as well as other relevant documents concerning the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. STOCKHOLDERS OF ONEIDA FINANCIAL CORP. ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about the Company and CBSI, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from the Company at http://www.oneidafinancial.com/ under the heading “Investor Relations” and then

“Documents” or from CBSI by accessing CBSI’s website at www.communitybankna.com under the heading of “Investor Relations” and then “SEC Filings & Annual Report.” Copies of the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Oneida Financial Corp., 182 Main Street, Oneida, New York 13421, Attention: Investor Relations, Telephone: (315) 363-2000 or to Community Bank System, Inc., 5790 Widewaters Parkway, DeWitt, New York 13214, Attention: Investor Relations, Telephone: (315) 445-2282.

The Company and certain of its directors and executive officers may be deemed to participate in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger. Information about the directors and executive officers of the Company and their ownership of Company common shares is set forth in the proxy statement for the Company’s 2014 annual meeting of stockholders, as filed with the U.S. Securities and Exchange Commission on Schedule 14A on March 25, 2014. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 giving the Company’s and CBSI’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward- looking statements. Actual results may differ materially from current projections.

In addition to risk factors previously disclosed in the Company’s and CBSI’s reports filed with the U.S. Securities and Exchange Commission and those identified elsewhere in this document, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: the ability to obtain, or delays in obtaining, regulatory approvals and to meet other closing conditions to the merger, including approval by the Company’s stockholders on the expected terms and schedule; delay in closing the merger; business disruption following the merger; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with the proposed merger; changes in asset quality and credit risk; and changes in interest rates and capital markets.

Item 9.01	Financial Statements and Exhibits

(a)	No financial statements of businesses acquired are required.
(b)	No pro forma financial information is required.
(c)	Not Applicable.
(d)	Exhibits.
Exhibit No.	Description

2.1	Agreement and Plan of Merger dated as of February 24, 2015 by and between Oneida Financial Corp. and Community Bank System, Inc.*

99.1	Press Release dated February 24, 2015.

99.2	Form of Voting Agreement.

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the Securities and Exchange Commission; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEIDA FINANCIAL CORP.

DATE: February 24, 2015	By:	/s/ Eric E. Stickels
Eric E. Stickels
President and Chief Operating Officer